UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 2, 2023
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition
On May 2, 2023 Voya Financial, Inc. (“Voya Financial”) reported its financial results for the three months ended March 31, 2023. A copy of the press release containing this information is furnished as Exhibit 99.1 hereto and is incorporated by reference in this item 2.02.
As previously announced, Voya Financial will host a conference call on Wednesday, May 3, 2023 at 10:00 am ET to discuss its first-quarter 2023 results. The call can be accessed via Voya Financial’s investor relations website at http://investors.voya.com. In addition, more detailed financial information can be found in Voya Financial’s Quarterly Investor Supplement for the quarter ended March 31, 2023, available on Voya Financial’s investor relations website at http://investors.voya.com. Further, Voya Financial has prepared a recast Quarterly Investor Supplement for the year ended December 31, 2022 with prior period results recast for the impact of LDTI changes as well as certain other changes to Voya Financial's non-GAAP financial measures. This recast Quarterly Investor Supplement for the year ended December 31, 2022 is also available on Voya Financial's Investor Relations website at http://investors.voya.com. The Quarterly Investor Supplement for the quarter ended March 31, 2023 and the recast Quarterly Investor Supplement for the year ended December 31, 2022 are furnished herewith as Exhibits 99.2 and 99.3, respectively, and are incorporated by reference in this item 2.02.
As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 2.02 shall not be deemed to be “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set for by specific reference in such filing.

Item 7.01	Regulation FD Disclosure
On May 2, 2023, Voya Financial made available a slide presentation that will accompany the conference call described above in Item 2.02. These slides are available on Voya Financial’s investor relations website at http://investors.voya.com.
As provided in General Instruction B.2 of Form 8-K, the information provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

99.1    Press release of Voya Financial, Inc., dated May 2, 2023 (furnished and not filed)
99.2    Quarterly Investor Supplement for the quarter ended March 31, 2023 (furnished and not filed)
99.3    Recast Quarterly Investor Supplement for the year ended December 31, 2022 (furnished and not filed)
104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ My Chi To
Name:    My Chi To
Title:    Executive Vice President, Chief Legal Officer and Corporate Secretary
Dated: May 2, 2023